Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Schrödinger, Inc. (the “Company”) hereby certifies, to his knowledge, that:
(1)the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2025

/s/ Ramy Farid
Ramy Farid President and Chief Executive Officer (Principal Executive Officer)